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                    WARBURG PINCUS INSTITUTIONAL FUND, INC.

                       MANAGED EAFE[R] COUNTRIES PORTFOLIO


                        Supplement to the Prospectus And
                       Statement of Additional Information
                             dated October 21, 1997


     On October 28, 1997, the Board of Directors of Warburg Pincus Institutional Fund, Inc. (the "Fund") approved a reorganization of the Managed EAFE[R] Countries Portfolio, a series of the Fund, into a separate new Warburg Pincus Fund. The reorganization, which will be accomplished on a tax-free basis, requires shareholder approval.

Dated:   October 29, 1997

                                                  WPINS-16-1097